Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other	12 Months Ended
Dec. 31, 2018
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Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
31.	Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other

Million US dollar	2018	2017
Collateral given for own liabilities	404	426
Collateral and financial guarantees received for own receivables and loans to customers	335	326
Contractual commitments to purchase property, plant and equipment	416	550
Contractual commitments to acquire loans to customers	171	16
Other commitments	1 973	1 834

The collateral given for own liabilities of 404m US dollar at 31 December 2018 contains 197m US dollar cash guarantees. Such cash deposits are a customary feature associated with litigations in Brazil: in accordance with Brazilian laws and regulations a company may or must (depending on the circumstances) place a deposit with a bank designated by the court or provide other security such as collateral on property, plant and equipment. With regard to judicial cases, AB InBev has made the appropriate provisions in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets – see also Note 27 Provisions. In the company’s balance sheet the cash guarantees are presented as part of other receivables – see Note 20 Trade and other receivables. The remaining part of collateral given for own liabilities (204m US dollar) contains collateral on AB InBev’s property in favor of the excise tax authorities, the amount of which is determined by the level of the monthly excise taxes due, inventory levels and transportation risk, and collateral on its property, plant and equipment with regard to outstanding loans. To the extent that AB InBev would not respect its obligations under the related outstanding contracts or would lose the pending judicial cases, the collateralized assets would be used to settle AB InBev’s obligations.

To keep AB InBev’s credit risk with regard to receivables and loans to customers as low as possible collateral and other credit enhancements were obtained for a total amount of 335m US dollar at 31 December 2018. Collateral is held on both real estate and debt securities while financial guarantees are obtained from banks and other third parties.

AB InBev has entered into commitments to purchase property, plant and equipment for an amount of 416m US dollar at 31 December 2018.

In a limited number of countries AB InBev has committed itself to acquire loans to customers from banks at their notional amount if the customers do not respect their reimbursement commitments towards the banks. The total outstanding amount of such loans is 171m US dollar at 31 December 2018.

As at 31 December 2018, the following M&A related commitments existed:

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As part of the 2012 shareholders agreement between Ambev and E. León Jimenes S.A.(“ELJ”), following the acquisition of Cervecería Nacional Dominicana S.A. (“CND”), a put and call option is in place which may result in Ambev acquiring additional shares in CND. In January 2018 Ambev increased its participation in CND from 55% to 85%. As of 31 December 2018, the put option for the remaining shares held by ELJ was valued 632 million US dollar (2017: 1.7 billion US dollar before the exercise of the put option by ELJ in January 2018). The corresponding liability is presented as a current liability and recognized as a deferred consideration on acquisitions at fair value in “level 3” category above. See also note 29 Risks arising from financial instruments.

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On 11 October 2016, AB InBev was notified by The Coca-Cola Company of its intention to transition AB InBev’s stake in Coca-Cola Beverages Africa (“CCBA”). CCBA includes the Coca-Cola bottling operations in South Africa, Namibia, Kenya, Uganda, Tanzania, Ethiopia, Mozambique, Ghana, Mayotte and Comoros. This transaction was completed on 4 October 2017. Furthermore, AB InBev completed in 2018 the sale of its carbonated soft drink businesses in Zambia and Botswana to The Coca-Cola Company. The company also entered into agreements to sell to The Coca-Cola Company all of its carbonated soft drink business in eSwatini (Swaziland) and certain non-alcoholic beverage brands in El Salvador and Honduras. The closing of these transactions is subject to customary closing conditions, including regulatory approvals. In El Salvador and Honduras, the company has executed long-term bottling agreements, which will become effective upon the closing of the El Salvador and Honduras brand divestitures. In addition, the companies continue to work towards finalizing the terms and conditions for The Coca-Cola Company to acquire AB InBev’s interest in the bottling operations in Zimbabwe and Lesotho. These transactions are subject to the relevant regulatory and shareholder approvals in the different jurisdictions.

Other commitments amount to 1 973m US dollar at 31 December 2018 and mainly cover guarantees given to pension funds, rental and other guarantees.

In order to fulfil AB InBev’s commitments under various outstanding stock option plans, AB InBev entered into stock lending arrangements for up to 20 million of its own ordinary shares. AB InBev shall pay any dividend equivalent, after tax in respect of the loaned securities. This payment will be reported through equity as dividend. As of 31 December 2018, 20 million loaned securities were used to fulfil stock option plan commitments.